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                                   EXHIBIT 23
               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We consent to the incorporation by reference in the following registration statement of the Harris Corporation Retirement Plan of our report dated November 12, 1998, with respect to the financial statements of the Harris Corporation Retirement Plan included in this Annual Report (Form 11-K) for the year ended June 30, 1998.


         Form S-8       No. 33-50169         Harris Corporation Retirement Plan


                                             Bray, Beck & Koetter

Melbourne, Florida
December 23, 1998